Virtus Greater Asia ex Japan Opportunities Fund,

a series of Virtus Opportunities Trust

Supplement dated January 30, 2014, to the Virtus Greater Asia ex Japan Opportunities
Fund Summary Prospectus and the Virtus Opportunities Trust Prospectus and Statement
of Additional Information, each dated January 28, 2019

(This information was previously disclosed in a Supplement dated January 22, 2014 to the Virtus Greater Asia ex Japan Opportunities Fund Summary Prospectus and the Virtus
Opportunities Trust Prospectus dated January 31, 2013, as supplemented and revised,

and Statement of Additional Information dated December 16, 2013.)

Important Notice to Investors

On January 21, 2014, the Board of Trustees of the Virtus Opportunities Trust voted to liquidate the Virtus Greater Asia ex Japan Opportunities Fund. Based on the recommendation of management, the Trustees determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Fund. Effective February 21, 2014, the Virtus Greater Asia ex Japan Opportunities Fund will be closed to new investors and additional investor deposits.

On or about February 21, 2014 (the “Liquidation Date”), the Fund will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Virtus Greater Asia ex Japan Opportunities Fund for shares of the same class of any other Virtus Mutual Fund. Shareholders may also redeem their shares at any time prior to the Fund’s liquidation on the Liquidation Date. There will be no fee or sales charges associated with exchange or redemption requests.

Any shares not exchanged or redeemed by the close of business on the Liquidation Date will be redeemed and the account value distributed to shareholders, except shares held in BNY Mellon IS Trust Company custodial accounts, which will be exchanged for shares of the Virtus Insight Money Market Fund. (Class A and I Shares will be exchanged for the same class of shares of Virtus Insight Money Market Fund; Class C Shares will be exchanged for Class A Shares of Virtus Insight Money Market Fund.) Shareholders with BNY Mellon IS Trust Company custodial accounts should consult the prospectus for the Virtus Insight Money Market Fund for information about that fund.

Because the exchange or redemption of your shares could be a taxable event, we suggest you consult with your tax advisor prior to the Fund’s liquidation.

Investors should retain this supplement with the Prospectuses and

Statement of Additional Information for future reference.

VOT 8020/GrAsiaOppsClosing2 (1/2014)